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                                                 Deutsche Asset Management

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                                                                     Mutual Fund
                                                              Semi-Annual Report
                                                                   June 30, 2001

                                    Class A and B Shares and Institutional Class

Real Estate Securities Fund


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                                 A Member of the
                               Deutsche Bank Group

Real Estate Securities Fund
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TABLE OF CONTENTS

              REPORT HIGHLIGHTS .........................................  3
              LETTER TO SHAREHOLDERS ....................................  4
              PERFORMANCE COMPARISON ....................................  8
              ADDITIONAL PERFORMANCE ....................................  9

              REAL ESTATE SECURITIES FUND
                 Schedule of Investments ................................ 10
                 Statement of Assets and Liabilities .................... 12
                 Statement of Operations ................................ 13
                 Statements of Changes in Net Assets .................... 14
                 Financial Highlights ................................... 15
                 Notes to Financial Statements .......................... 18



             -----------------------------------------------------
 The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Deutsche Bank AG. The Fund is subject to investment risks, including possible loss of principal amount invested.
             -----------------------------------------------------

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                                        2

Real Estate Securities Fund
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REPORT HIGHLIGHTS

o The US economy at mid-year continues to weaken, but the consensus forecast calls for renewed growth beginning late in the year. We believe that public real estate companies will be a stabilizing factor in this economic cycle, offering the potential for good current income coupled with moderate growth and lower volatility.

o Supply growth has been subdued, with public real estate companies much more disciplined builders today than their private predecessors were in the past. The rate of increase in office space available for sublet is slowing, and continues to be limited to relatively few submarkets. Overall vacancy rates remain lower than historic norms.

o Yield-oriented investors have recently been joined by broad-market investors interested in higher-quality companies that offer the potential for growth as well as significant current income. We believe this is a healthy market situation that sets the stage for continued outperformance by the real estate sector versus other broad-market benchmarks. The real estate companies' higher near-term earnings prospects, historically low valuations, and higher current income are contributing factors to this good relative performance.

o We think real estate companies should turn in Funds From Operations (FFO) earnings growth of 7% to 8% in 2001, well above the growth of the S&P 500 Index companies. Assuming an average dividend yield of more than 6%, real estate stocks are expected to produce total returns in excess of 12% for the next 12 months, absent changes in FFO price-earnings ratios.

o We believe this continues to be an excellent time to own real estate equities.


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                                        3

Real Estate Securities Fund
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LETTER TO SHAREHOLDERS

Dear Shareholder:

The Real Estate Securities Fund seeks total return, primarily through investments in common stocks of companies that are primarily engaged in the real estate industry including Real Estate Investment Trusts (REITs) and real-estate operating companies.

The sub-advisor and portfolio manager, LaSalle Investment Management (Securities), has more than a dozen professionals dedicated solely to investing in public real-estate securities. Its management team brings direct operating experience in property development, management, investment and finance, as well as more than a decade of successful real estate portfolio management experience to its efforts on behalf of your Fund.

FUND PERFORMANCE
On June 30, 2001 the Net Asset Value (NAV) of the Fund was $14.07 per Class A share and $14.03 per Class B share. In addition, monthly dividends were paid in the first six months totaling $0.16 per Class A share and $0.13 per Class B share.

Real estate stocks turned in another solid performance in the first half of 2001. Total return bested practically every broad-market benchmark, with REITs continuing the leadership they established in 2000. At this point the real estate sector is well on its way to potentially meet or beat our estimate of a mid-teens total return for the year.

The highest returns were generated by the regional mall, self storage, and health care REITs. The market leaders of 2000, office/industrial and apartments, underperformed in the period despite continued strong earnings growth. Whatever the sector, the best performers in the first half of 2001 (especially in the first quarter) were those companies with the highest yields, regardless of the quality of the company paying the dividend.

It is likely that many of the new investors in REITs in this period treated the group as fungible, and opted for the highest yielding companies with little regard for a given company's prospects or financial stability. In this environment, the Fund's higher-quality portfolio did less well than the REIT indexes. The performance of the highest-yielding REITs began to erode as the first half of the year drew to a close, and we think the stage is set for the return to market leadership of the higher-quality real estate stocks as the year continues.

We believe the superior performance of the REIT sector over the past year and a half is the result of several factors. Most critical are the cyclical difficulties of the US economy and many of its sectors, which have produced more investor interest in current income and the perceived stability that comes with it. As the table below shows, real estate stocks have historically offered the lowest standard deviation* of return of any industry sector, coupled with the highest current yield.

We believe investments with stability and a significant degree of income, coupled with some potential for appreciation, are likely to take an increasingly large share of investors' portfolios over the next decade and more. To a considerable degree this is simply a matter of demographics.

                               [GRAPHIC OMITTED]
    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

VOLATILITY VERSUS YIELD
(FOR THE YEAR ENDED 12/31/00)

Tech              37.5
Finance           25.1
Health            21.8
Basic Serv.       21.4
Commun.           21.3
Cyclicals         19.8
Transp.           19.3
Cap. Goods        18.9
Energy            18.4
Util.             17
Staples           15.6
NAREIT            15.4

Source: LaSalle Investment Management

--------------------------------------------------------------------------------
* Standard Deviation is a statistical measure of volatility of a fund's returns. The greater the standard deviation, the greater the Fund's volatility.
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                                        4

Real Estate Securities Fund
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LETTER TO SHAREHOLDERS


We believe demand for real estate stocks is likely to increase dramatically as this portfolio shift occurs. Public real estate companies have an aggregate equity market value of about $180 billion today. This amounts to only 1% of the domestic stock market. Many institutional asset allocators provide for a real estate allocation of 5% to 15% of diversified portfolios. A movement to even the low end of this range would imply a fivefold increase from present levels of investment.

While the relative price-earnings ratios of the S&P 500 Index have trended closer to the REITs' Funds From Operations (FFO)* multiples in the past few months, the difference continues to be striking.



                               [GRAPHIC OMITTED]
    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


REIT EARNINGS RATIOS:
REITS VERSUS S&P 500 INDEX

                  S&P 500  Price/4 Quarters Forward FFO Multiple
                  -------  -------------------------------------
3/31/92           17.86    12.96
6/30/92           17.44    12.95
9/30/92           17.55    13.78
12/31/92          17.68    13.98
3/31/93           17.9     15.3
6/30/93           17.3     14.35
9/30/93           16.9     14.7
9/30/93           16.4     12.5
3/31/94           15.2     12.3
6/30/94           14.7     12.1
9/30/94           14.8     11.4
9/30/94           13.9     11.3
3/31/95           14.5     10.9
6/30/95           15.1     11.1
9/30/95           13.7     11.2
9/30/95           14.5     11.4
3/31/96           15.4     11.3
6/30/96           15.6     11.4
9/30/96           14.1     11.8
9/30/96           15.8     13.7
3/31/97           16.2     12.6
6/30/97           18.9     12.9
9/30/97           20.7     13.6
9/30/97           21.2     13
3/31/98           24.1     12.2
6/30/98           24.8     11.3
9/30/98           20       9.6
9/30/98           24.1     9.5
3/31/99           25.2     8.6
6/30/99           26.9     8.8
9/30/99           23       8.2
9/30/99           26.2     8.5
3/31/2000         26.8     8.2
6/30/2000         25.9     8.4
9/30/2000         23.9     9.2
9/30/2000         22       9.18
3/31/2001         19.34    8.7
6/30/2001         21.67    9.33

Source: Goldman Sachs


Prices as a percent of Net Asset Values increased during the quarter, as REIT stock prices appreciated (as shown in the chart in the next column). At present levels, investors are paying little or nothing for the organizations that acquire, develop and manage the portfolios of real estate, and for the ability of a stock investor to liquidate or add to investments at will through the public market.

We generally think the corporate and liquidity value of the better public real estate companies has the potential to add 5% to 10% or more to the value of their underlying real estate assets.

The bulk of the investments in the Fund are located in regions with the potential for higher growth and high barriers to new development. We believe that strong fundamental demand combined with supply and planning constraints, have the potential to result in above-average growth and stability of investments in these regions over the long run.


                               [GRAPHIC OMITTED]
    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

REIT PRICE PER SHARE VERSUS NET ASSET
VALUE PER SHARE (FOR EQUITY REIT SECURITIES)

         REIT vs NAV
         -----------
Jan-90   -15.8
Feb-90   -16.8
Mar-90   -18.2
Apr-90   -18
May-90   -21.1
Jun-90   -20.1
Jul-90   -22.4
Aug-90   -31.1
Sep-90   -33
Oct-90   -35.8
Nov-90   -34.2
Dec-90   -34.2
Jan-91   -23.2
Feb-91   -14.9
Mar-91   -9.8
Apr-91   -5.7
May-91   -9.3
Jun-91   -14.1
Jul-91   -8.8
Aug-91   -10.7
Sep-91   -14.6
Oct-91   -9.5
Nov-91   -13.1
Dec-91   -12.6
Jan-92   -6
Feb-92   -4.8
Mar-92   -6.8
Apr-92   -9.3
May-92   -6.9
Jun-92   -8.7
Jul-92   -5.8
Aug-92   -4.7
Sep-92   -6.6
Oct-92   -0.2
Nov-92   2.5
Dec-92   2.8
Jan-93   13.7
Feb-93   18
Mar-93   10.7
Apr-93   7.9
May-93   7.4
Jun-93   6.2
Jul-93   9.8
Aug-93   10.4
Sep-93   15.7
Oct-93   14.8
Nov-93   6.4
Dec-93   7.7
Jan-94   7.3
Feb-94   10.8
Mar-94   12.8
Apr-94   5.6
May-94   7.6
Jun-94   5.3
Jul-94   3.8
Aug-94   1.3
Sep-94   0.2
Oct-94   -4.7
Nov-94   -8.1
Dec-94   4.5
Jan-95   -0.4
Feb-95   -0.9
Mar-95   -1.4
Apr-95   -3.6
May-95   0
Jun-95   0.1
Jul-95   1.4
Aug-95   1.6
Sep-95   4.2
Oct-95   1.7
Nov-95   -0.1
Dec-95   8.2
Jan-96   7.6
Feb-96   9.1
Mar-96   8.8
Apr-96   6
May-96   8.4
Jun-96   11.1
Jul-96   9.6
Aug-96   13.3
Sep-96   13.8
Oct-96   15.6
Nov-96   19
Dec-96   28.2
Jan-97   29.4
Feb-97   26.9
Mar-97   27.5
Apr-97   18.9
May-97   21.6
Jun-97   25.5
Jul-97   27.6
Aug-97   25.7
Sep-97   30.2
Oct-97   19.5
Nov-97   22.2
Dec-97   24
Jan-98   21.4
Feb-98   12.7
Mar-98   14.4
Apr-98   10.4
May-98   9.8
Jun-98   8.1
Jul-98   1
Aug-98   -8
Sep-98   0.5
Oct-98   -1.5
Nov-98   -0.9
Dec-98   -2.2
Jan-99   -5.2
Feb-99   -7.1
Mar-99   -11.7
Apr-99   -3.6
May-99   0
Jun-99   -1.5
Jul-99   -5.6
Aug-99   -7.3
Sep-99   -11.8
Oct-99   -15
Nov-99   -17.4
Dec-99   -16.5
Mar-00   -16.3
Apr-00   -11.4
May-00   -11.8
Jun-00   -9.1
Jul-00   -2.7
Aug-00   -8.8
Sep-00   -8.9
Oct-00   -12.8
Nov-00   -11.4
Dec-00   -7.5
1-Jan    -7.49
1-Feb    -7.43
1-Mar    -7.23
1-Apr    -4.8
1-May    -3.2
1-Jun    0.6

Source: Green Street Advisors


  REGIONAL ALLOCATION OF FUND

                               [GRAPHIC OMITTED]
    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Northeast   Mideast   Southeast   Southwest   East North Central   West North Central   Pacific   Mountain
18          10        12          10          12                   3                    28        6


--------------------------------------------------------------------------------
 * Fund From Operations (FFO)--net earnings plus depreciation.
** Price divided by the sum of the estimated FFO (Funds From Operations)
   earnings per share for the next four quarters.
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                                        5

Real Estate Securities Fund
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LETTER TO SHAREHOLDERS


SECTOR OUTLOOK
With a few exceptions as noted below, real estate markets remain in relative balance throughout the country. We think much of the credit goes to the public real estate companies, which have shown considerable restraint in developing except when there is demonstrable demand, and a far more enlightened use of credit than has been typical in the past.

Demand for space has moderated across the board, consistent with the slowdown in the economy. Some hot markets have seen a falloff in market rents, but the run-up in rents was so swift that the rent rolls of most landlords are still significantly below market; rents continue to increase as leases turn over. We project 7.5% FFO earnings increases in 2001 and 8.6% in 2002. Assuming an average dividend yield of more than 6%, real estate stocks are expected to produce total returns in excess of 12% for the next year, absent changes in FFO price-earnings ratios.

MULTIFAMILY
We continue to have a positive outlook for the multifamily sector. Very few markets are overbuilt, with apartment starts declining 7% in 2001. We expect rental growth to average in the 4% to 6% range in 2001, with overall occupancy levels essentially unchanged.

Despite concerns about the northern California economy, we expect strong operating performance from these REITs for the remainder of the year, and above inflationary rental growth in 2002. Internal growth rates will vary by region, with the West Coast, Northeast and Mid-Atlantic markets posting the strongest results.

Given the relative weakness in the US economy today, the multifamily sector should prove to be a good defensive investment. Typically, slower economic growth adversely impacts home purchases, providing support for apartment rentals. Longer term, demographic trends favor the apartment sector given that the fastest growing age groups in the country are people in their early- to mid-20s and empty nesters in their 50s. These two groups are the greatest users of rental housing.

Multifamily stocks, on average, trade at a 10% discount to Net Asset Value today despite solid fundamentals. We continue to focus on apartment companies with an emphasis in supply-constrained markets, believing that these companies will remain outperformers over the next several years.

OFFICE/INDUSTRIAL
Overall market fundamentals remain reasonably healthy, with vacancy rates at or below long-term averages. Market rental rates are likely to be flat to down throughout the rest of 2001, with resumption of growth in mid- to late-2002. In-place rents are still below market rents, especially in the high barrier-to-entry and technology-firm dominated markets located on both coasts.

We expect that office and industrial REITs will show same store Net Operating Income growth of between 2% and 5% annually over the next few years, which should produce a healthy 6% to 12% FFO growth rate through 2002 and beyond.

Our investments concentrate on the larger, higher-quality companies with lower payouts and current dividends. We believe that these quality companies with better long-term growth prospects are set for a period of superior performance potential.

RETAIL
Retail fundamentals are solid in a historical context, but are softening relative to the performance of the last three years. As the economy has cooled, we have seen a slowdown in internal growth generated by the retail companies, and we expect average internal growth of 3% to 4% in 2001 for regional malls, and 2% to 3% for the neighborhood shopping centers.

Many of the retail companies, particularly the regional mall companies, have realized significant interest expense savings as a result of the Federal Reserve Board easing that has occurred over the first six months of the year. The impact of interest expense savings is expected to offset the slower internal growth. Looking ahead to 2002, we remain cautious with respect to our retail investments, and will wait for a turnaround in retailer sales growth as a catalyst before becoming more bullish on the sector.


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                                        6

Real Estate Securities Fund
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LETTER TO SHAREHOLDERS


HOSPITALITY
Cutbacks in business travel have impacted lodging fundamentals year-to-date, but leisure demand is off only slightly, suggesting that the current economic slowdown is specific to corporate America. The bright spot in the sector is supply growth, which should continue to fall, to levels below the long-term historical average, in both 2002 and 2003. It is unlikely that supply growth will accelerate any time in the near future in light of tighter lending standards, increased construction costs and weakening hotel demand.

Hotel stocks continue to outperform the NAREIT Equity Index, largely due to expectations that the economy will rebound in 2002 under favorable supply conditions. We continue to focus on upscale and luxury hotels located in major urban centers based on the premise that once the economy rebounds these companies are expected to generate better and more consistent growth.

INVESTMENT STRATEGY
As a result of the strong year-to-date stock performance of high yield, second-tier REITs, the relative attractiveness of the top-tier companies has improved. We have increased our emphasis on many of the top-tier companies that lagged in the first half. We believe that they are generally less likely to have earnings disappointments, their properties have better growth potential, and their valuations remain attractive. Going forward, we expect many of the second-tier companies with lesser quality assets to be negatively impacted by weakening real estate fundamentals.

The Fund's fundamental focus is on high quality, market dominant companies, with appropriate concern for valuation. We believe these firms have the ability to command their region or sector, and that their financial flexibility and excellent managements will enable them to compete effectively in the changing real estate end economic environment.

These investments are supplemented with holdings in selected companies that have the potential to become market dominant in the future, or where we expect that an event or other change in a company's condition or environment will produce attractive returns over the intermediate term.

We believe this continues to be an excellent time to initiate or increase positions in real estate equities.

Very truly yours,



/S/ WILLIAM K. MORRILL, JR.
William K. Morrill, Jr.
Co-Portfolio Manager


/S/ KEITH R. PAULEY
Keith R. Pauley
Co-Portfolio Manager


/S/ JAMES A. ULMER III
James A. Ulmer III
Co-Portfolio Manager

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                                        7

Real Estate Securities Fund
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PERFORMANCE COMPARISON 1

                               [GRAPHIC OMITTED]
    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Real Estate Securities Fund -- Class A, Wilshire Real Estate Securities Index, S&P 500 Index and NAREIT Equity Index
Growth of a $10,000 Investment (since January 3, 1995)


                    Real Estate         Wilshire
                  Securities Fund     Real Estate     S&P 500         NAREIT
                 -- Class A Shares  Securities Index   Index       Equity Index
                 -----------------  ----------------  -------      ------------
01/03/95                 10,000         10,000         10,000         10,000
1/31/95                   9,970          9,677         10,259         10,247
2/28/95                  10,040          9,980         10,659         10,206
3/31/95                  10,142         10,038         10,974         10,203
4/30/95                  10,022          9,962         11,297         10,637
5/31/95                  10,475         10,292         11,748         10,806
6/30/95                  10,638         10,469         12,021         10,992
7/31/95                  10,790         10,640         12,420         11,124
8/31/95                  10,975         10,770         12,451         11,315
9/30/95                  11,274         10,968         12,977         11,073
10/31/95                 10,901         10,621         12,930         11,174
11/30/95                 11,047         10,732         13,498         11,784
12/31/95                 11,819         11,355         13,758         11,978
1/31/96                  11,862         11,517         14,226         12,118
2/29/96                  12,053         11,744         14,358         12,052
3/31/96                  12,021         11,843         14,496         12,113
4/30/96                  11,947         11,906         14,710         12,426
5/31/96                  12,302         12,173         15,090         12,588
6/30/96                  12,551         12,408         15,147         12,683
7/31/96                  12,454         12,298         14,478         13,182
8/31/96                  12,978         12,821         14,783         13,412
9/30/96                  13,317         13,141         15,616         13,810
10/31/96                 13,637         13,497         16,046         14,439
11/30/96                 14,221         14,057         17,259         15,940
12/31/96                 15,684         15,558         16,917         16,118
1/31/97                  16,002         15,779         17,973         16,085
2/28/97                  15,911         15,793         18,114         16,051
3/31/97                  16,207         15,849         17,370         15,609
4/30/97                  15,509         15,337         18,407         16,068
5/31/97                  16,014         15,793         19,528         16,849
6/30/97                  16,764         16,574         20,404         17,369
7/31/97                  17,458         17,126         22,026         17,328
8/31/97                  17,191         16,999         20,792         18,840
9/30/97                  19,044         18,677         21,931         18,331
10/31/97                 18,448         17,881         21,198         18,727
11/30/97                 18,752         18,240         22,180         19,169
12/31/97                 19,136         18,647         22,561         19,068
1/31/98                  18,710         18,384         22,810         18,743
2/28/98                  18,441         18,151         24,455         19,080
3/31/98                  18,858         18,509         25,708         18,458
4/30/98                  18,256         17,925         25,966         18,329
5/31/98                  18,070         17,753         25,520         18,205
6/30/98                  17,996         17,659         26,557         17,023
7/31/98                  16,410         16,430         26,274         15,417
8/31/98                  14,757         14,724         22,481         16,289
9/30/98                  15,072         15,548         23,915         15,988
10/31/98                 14,947         15,334         25,861         16,223
11/30/98                 15,379         15,622         27,429         15,814
12/31/98                 15,151         15,398         29,008         15,484
1/31/99                  14,862         15,065         30,221         15,120
2/28/99                  14,796         14,946         29,282         15,052
3/31/99                  14,691         14,865         30,454         16,480
4/30/99                  16,383         16,449         31,633         16,842
5/31/99                  16,741         16,727         30,885         16,570
6/30/99                  16,342         16,444         32,600         16,042
7/31/99                  15,568         15,814         31,582         15,838
8/31/99                  15,260         15,577         31,426         15,237
9/30/99                  14,534         14,876         30,564         14,862
10/31/99                 14,238         14,599         32,498         14,621
11/30/99                 14,128         14,377         33,166         14,853
12/31/99                 14,719         14,910         35,112         15,084
1/31/00                  14,637         14,971         33,348         15,133
2/29/00                  14,306         14,685         32,716         14,953
3/31/00                  15,207         15,328         35,917         15,445
4/30/00                  16,097         16,420         34,836         16,482
5/31/00                  16,305         16,616         34,122         16,645
6/30/00                  17,019         17,176         34,963         17,071
7/31/00                  18,493         18,508         34,416         18,564
8/31/00                  17,914         18,044         36,554         17,810
9/30/00                  18,592         18,630         34,624         18,377
10/31/00                 17,700         17,821         34,478         17,581
11/30/00                 18,056         18,221         31,760         17,807
12/31/00                 19,140         19,488         31,915         19,060
1/31/01                  19,097         19,682         33,047         19,259
2/28/01                  18,824         19,272         30,034         18,952
3/31/01                  18,607         19,287         28,131         19,136
4/30/01                  19,041         19,748         30,317         19,592
5/31/01                  19,447         20,300         30,521         20,067
6/30/01                  20,449         21,389         29,778         21,243



                                                         CUMULATIVE TOTAL RETURNS  AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                            6 Months   1 Year   5 Years     Since     1 Year   5 Years    Since
   June 30, 2001                                                        Inception                   Inception 2
---------------------------------------------------------------------------------------------------------------
 Real Estate Securities Fund
   Class A Shares                               6.84%   20.15%    62.92%   104.49%     20.15%    10.25%   11.66%
   Class B Shares                               6.42%   19.29%    56.94%    94.89%     19.29%     9.43%   10.83%
   Institutional Class                          6.92%   19.71%      n/a     27.53%     19.71%      n/a     5.89%
----------------------------------------------------------------------------------------------------------------
 Wilshire Real Estate Securities Index3         9.80%   24.57%    72.45%   113.97% 6   24.57%    11.51%   12.41% 6
----------------------------------------------------------------------------------------------------------------
 S&P 500 Index4                                (6.70)% (14.83)%   96.59%   197.78%    (14.83)%   14.48%   18.28%
 NAREIT Equity Index5                          11.45%   25.35%    62.02%   108.46% 6   25.35%    10.13%   11.97% 6
----------------------------------------------------------------------------------------------------------------

1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions and excludes the impact of any sales charges. Performance figures for the classes differ because each class maintains a distinct expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived.

2 Inception dates: Class A Shares January 3, 1995, Class B Shares January 3, 1995, Institutional Class March 31, 1997.

3 The Wilshire Real Estate Securities Index is an unmanaged market capitalization weighted index of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs), Real Estate Operating Companies (REOCs) and partnerships. The Index is comprised of companies whose charter is the equity ownership and operation of commercial real estate. The Index is rebalanced monthly and returns are calculated on a buy and hold basis. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.

4 The S&P 500 Index is unmanaged and measures the performance of 500 large US companies. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.

5 The NAREIT Equity Index is a weighted index of REITs which own, or have an 'equity interest' in rental real estate (rather than making loans secured by real estate collateral). Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.

6 Since Inception benchmark returns are for comparative purposes relative to Class A Shares and are for the periods beginning December 31, 1994 for the Wilshire Real Estate Securities Index and the S&P 500 Index and January 1, 1995 for the NAREIT Equity Index.

--------------------------------------------------------------------------------

Real Estate Securities Fund
--------------------------------------------------------------------------------
ADDITIONAL PERFORMANCE


The Shareholder Letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include the total return of each of the Fund's classes, according to a standardized formula, for various time periods through the end of the most recent fiscal quarter.

The SEC standardized total return figures include the impact of the 5.50% maximum initial sales charge for the Fund's Class A Shares and the contingent deferred sales charge applicable to the specified time period for Class B Shares. The contingent deferred sales charge for Class B shares declines from a maximum of 5.00% to 0% after six years. Returns would be higher for Class A Shares investors who qualified for a lower initial sales charge or for Class B Shares investors who continued to hold their shares past the end of the specified time period.

The SEC total return figures may differ from total return figures in the Shareholder Letter and Performance Comparison sections because the SEC figures include the impact of sales charges while the total return figures in the other sections do not.

These figures include the reinvestment of dividend and capital gain distributions.


                                              AVERAGE ANNUAL TOTAL RETURNS 1
   Periods Ended                                 1 Year   5 Years      Since
   June 30, 2001                                                 Inception 2
----------------------------------------------------------------------------
 Class A Shares                                   13.55%    9.02%     10.69%
----------------------------------------------------------------------------
 Class B Shares                                   14.29%    9.15%     10.83%

--------------------------------------------------------------------------------
1 PAST PERFORMANCE IS NOT AN INDICATOR OF FUTURE RESULTS. Investment return and principal value will fluctuate so that upon redemption an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure. Performance would have been lower during the specified periods if certain of the Fund's fees and expenses had not been waived. Performance figures for the classes differ because each class maintains a distinct sales charge and expense structure.

2    Inception dates: Class A Shares January 3, 1995, Class B Shares January 3,
     1995.


--------------------------------------------------------------------------------

Real Estate Securities Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS June 30, 2001 (Unaudited)


                                                                                            PERCENT   UNREALIZED
                                                           MARKET          MARKET            OF NET         GAIN
    SHARES  SECURITY                                        PRICE           VALUE            ASSETS       (LOSS)
----------------------------------------------------------------------------------------------------------------
           COMMON STOCK--98.93%
           APARTMENTS--23.59%
   27,900  Apartment Investment & Management Co. ......... $48.20     $ 1,344,780              4.88%  $  391,638
   10,800  Archstone Communities Trust ...................  25.78         278,424              1.01       13,918
   24,785  Avalon Bay Communities, Inc. ..................  46.75       1,158,699              4.21      229,563
   27,000  BRE Properties, Inc. ..........................  30.30         818,100              2.97      (40,199)
   17,904  Camden Property Trust .........................  36.70         657,077              2.39      114,879
   32,550  Equity Residential Properties Trust ...........  56.55       1,840,702              6.69      425,685
    8,000  Essex Property Trust, Inc. ....................  49.55         396,400              1.44       20,474
                                                                      -----------            ------   ----------
                                                                        6,494,182             23.59    1,155,958
                                                                      -----------            ------   ----------
           DIVERSIFIED/OTHER--8.76%
   50,000  Beacon Capital Partners1,2 ....................   3.59         179,500              0.65     (537,984)
   28,900  Catellus Development Corp.1 ...................  17.45         504,305              1.83      (13,243)
   12,400  Frontline Capital1 ............................   1.50          18,600              0.07     (170,282)
   15,300  iStar Financial ...............................  28.20         431,460              1.57      118,001
   32,700  Vornado Realty Trust ..........................  39.04       1,276,608              4.64      234,841
                                                                      -----------            ------   ----------
                                                                        2,410,473              8.76     (368,667)
                                                                      -----------            ------   ----------
           HOSPITALITY--9.55%
   37,600  Host Marriott Corp. ...........................  12.52         470,752              1.71       (5,863)
   15,000  LaSalle Hotel Properties ......................  17.82         267,300              0.97       15,300
   50,700  Starwood Hotels & Resorts .....................  37.28       1,890,096              6.87        6,599
                                                                      -----------            ------   ----------
                                                                        2,628,148              9.55       16,036
                                                                      -----------            ------   ----------
           OFFICE/INDUSTRIAL--40.56%
   29,400  AMB Property Corp. ............................  25.76         757,344              2.75       27,804
   38,800  Boston Properties, Inc. .......................  40.90       1,586,920              5.76      157,573
   54,676  Duke Realty Investments, Inc. .................  24.85       1,358,698              4.94      176,610
   50,879  Equity Office Properties Trust ................  31.63       1,609,303              5.85       97,377
    9,000  General Growth Properties, Inc. ...............  39.36         354,240              1.29       77,071
   27,300  Kilroy Realty Corp. ...........................  29.10         794,430              2.89      125,882
   13,400  Mack-Cali Realty Corp. ........................  28.48         381,632              1.39     (143,459)
   33,000  Mission West Properties .......................  12.10         399,300              1.45       47,025
   55,900  Prologis Trust ................................  22.72       1,270,048              4.61       14,414
   26,700  PS Business Parks, Inc. .......................  28.00         747,600              2.71       69,142
   24,500  Reckson Associates Realty Corp. ...............  23.00         563,500              2.05       27,951
    7,800  SL Green Realty Corp. .........................  30.31         236,418              0.86       60,625
   18,400  Spieker Properties, Inc. ......................  59.95       1,103,080              4.01      420,509
                                                                      -----------            ------   ----------
                                                                       11,162,513             40.56    1,158,524
                                                                      -----------            ------   ----------
           REGIONAL MALLS--6.95%
   38,400  Simon Property Group, Inc. ....................  29.97       1,150,848              4.18      132,990
   22,100  Taubman Centers, Inc. .........................  14.00         309,400              1.13       41,990
   15,800  The Rouse Company .............................  28.65         452,670              1.64       25,503
                                                                      -----------            ------   ----------
                                                                        1,912,918              6.95      200,483
                                                                      -----------            ------   ----------
           RETAIL--3.72%
   10,600  Kimco Realty Corp. ............................  47.35         501,910              1.82       72,368
   20,100  Pan Pacific Retail Properties, Inc. ...........  26.00         522,600              1.90      107,864
                                                                      -----------            ------   ----------
                                                                        1,024,510              3.72      180,232
                                                                      -----------            ------   ----------


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Real Estate Securities Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS June 30, 2001 (Unaudited)


  PRINCIPAL                                                                              PERCENT      UNREALIZED
    AMOUNT/                                                MARKET         MARKET          OF NET            GAIN
     SHARES  SECURITY                                       PRICE          VALUE          ASSETS         (LOSS)
----------------------------------------------------------------------------------------------------------------
            SELF STORAGE--5.80%
     43,500 Public Storage, Inc. ......................... $29.65     $ 1,289,775              4.69%  $  116,356
      8,500 Storage USA, Inc. ............................  36.00         306,000              1.11       25,688
                                                                      -----------           -------   ----------
                                                                        1,595,775              5.80      142,044
                                                                      -----------           -------   ----------
TOTAL COMMON STOCK
   (Cost $24,743,909) ...............................................  27,228,519             98.93    2,484,610
                                                                      -----------           -------   ----------

            REPURCHASE AGREEMENTS--1.05%
       $291 Goldman Sachs & Co., dated 6/29/01, 3.90%, principal and interest in the amount of $292,964 due 7/2/01, collateralized by US Treasury Note, par value of $287,000, coupon rate 6.625%, due 3/31/02 with a market
  value of $297,640, (cost $291,000) ................................     291,000              1.05
                                                                      -----------           -------
TOTAL INVESTMENTS--99.98%
   (Cost $25,034,909) ............................................... $27,519,519            99.98%

OTHER ASSETS IN EXCESS OF LIABILITIES--0.02% ........................       4,809             0.02
                                                                      -----------           ------
NET ASSETS--100.00% ................................................. $27,524,328           100.00%
                                                                      ===========           ======

--------------------------------------------------------------------------------
1    Non-income producing security for the six months ended June 30, 2001.
2    Fair valued security.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Real Estate Securities Fund
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)



                                                                  JUNE 30, 2001
-------------------------------------------------------------------------------
ASSETS
   Investments, at value (cost $25,034,909) ....................   $ 27,519,519
   Dividend and interest receivable ............................        141,250
   Prepaid expenses and other ..................................         32,054
                                                                   ------------
Total assets ...................................................     27,692,823
                                                                   ------------
LIABILITIES
   Payable for capital shares redeemed .........................         88,069
   Advisory fees payable .......................................         14,916
   Custody fees payable ........................................          5,573
   Accounting fees payable .....................................          2,430
   Transfer agent fees payable .................................            785
   Accrued expenses and other ..................................         56,722
                                                                   ------------
Total liabilities ..............................................        168,495
                                                                   ------------
NET ASSETS .....................................................   $ 27,524,328
                                                                   ------------
                                                                   ------------
COMPOSITION OF NET ASSETS
   Paid-in capital .............................................     27,588,499
   Undistributed net investment income .........................        495,348
   Accumulated net realized loss from investment transactions ..     (3,044,129)
   Net unrealized appreciation on investments ..................      2,484,610
                                                                   ------------
NET ASSETS .....................................................   $ 27,524,328
                                                                   ============
NET ASSET VALUE PER SHARE
   Class A Shares 1 ............................................   $      14.07
                                                                   ============
   Class B Shares 2 ............................................   $      14.03
                                                                   ============
   Institutional Class 3 .......................................   $      14.14
                                                                   ============

--------------------------------------------------------------------------------
1 Net asset value and redemption price per share (based on net assets of $20,720,915 and 1,472,754 shares outstanding). Maximum offering price per share was $14.89 ($14.07/ 0.945). Maximum offering price per share reflects the effect of the 5.50% front-end sales charge.

2 Net asset value and offering price per share (based on net assets of $6,771,530 and 482,625 shares outstanding). Redemption value is $13.33 following a 5.00% maximum contingent deferred sales charge.

3 Net asset value per share (based on net assets of $31,883 and 2,255 shares outstanding).

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Real Estate Securities Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)

                                                          FOR THE SIX MONTHS ENDED
                                                                     JUNE 30, 2001
----------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends .......................................................   $ 1,147,705
   Interest ........................................................         7,160
                                                                       -----------
Total income .......................................................     1,154,865
                                                                       -----------
EXPENSES
   Investment advisory fee .........................................        87,088
   Distribution fees
     Class A Shares ................................................        25,187
     Class B Shares ................................................        33,085
   Professional fees ...............................................        40,889
   Printing and shareholder reports ................................        17,595
   Registration fees ...............................................        16,947
   Accounting fees .................................................        14,208
   Transfer agent fee ..............................................        14,191
   Custody fees ....................................................           691
   Directors' fees .................................................            12
   Miscellaneous ...................................................         2,367
                                                                       -----------
Total expenses .....................................................       252,260
Less: fees waivers and/or expense reimbursements ...................       (60,762)
                                                                       -----------
Net expenses .......................................................       191,498
                                                                       -----------
NET INVESTMENT INCOME ..............................................   $   963,367
                                                                       -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain from investment transactions ..................       366,007
   Net change in unrealized appreciation/depreciation on investments       348,694
                                                                       -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ....................       714,701
                                                                       -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS .........................   $ 1,678,068
                                                                       ===========




See Notes to Financial Statements.
--------------------------------------------------------------------------------

Real Estate Securities Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS


                                                                 FOR THE SIX             FOR THE
                                                                MONTHS ENDED          YEAR ENDED
                                                             JUNE 30, 2001 1   DECEMBER 31, 2000
------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment income ....................................   $    963,367        $  1,384,958
   Net realized gain (loss) from investment transactions ....        366,007          (2,759,485)
   Net change in unrealized appreciation/
     depreciation on investments ............................        348,694           8,133,796
                                                                ------------        ------------
Net increase in net assets from operations ..................      1,678,068           6,759,269
                                                                ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
     Class A Shares .........................................       (368,836)           (797,526)
     Class B Shares .........................................        (98,608)           (160,753)
     Institutional Class ....................................           (575)            (23,310)
   Net realized gain from investment transactions
     Class A Shares .........................................             --             (30,983)
     Class B Shares .........................................             --              (7,175)
     Institutional Class ....................................             --                (878)
                                                                ------------        ------------
Total distributions .........................................       (468,019)         (1,020,625)
                                                                ------------        ------------
CAPITAL SHARE TRANSACTIONS
   Proceeds from sale of shares .............................      1,248,823           6,125,513
   Dividend reinvestments ...................................        380,446             857,851
   Cost of shares redeemed ..................................     (3,459,774)        (10,336,219)
                                                                ------------        ------------
   Net decrease in net assets from capital share transactions     (1,830,505)         (3,352,855)
                                                                ------------        ------------
Total increase (decrease) in net assets .....................       (620,456)          2,385,789
NET ASSETS
   Beginning of period ......................................     28,144,784          25,758,995
                                                                ------------        ------------
   End of period (including undistributed net investment
      income of $495,348 and $0, respectively) ..............   $ 27,524,328        $ 28,144,784
                                                                ============        ============

--------------------------------------------------------------------------------
1    Unaudited.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Real Estate Securities Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 CLASS A SHARES                      FOR THE SIX
                                    MONTHS ENDED
                                        JUNE 30,                                   FOR THE YEARS ENDED DECEMBER 31,
                                          2001 1         2000          1999         1998         1997          1996
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF PERIOD ................  $ 13.43      $ 10.74       $ 11.64      $ 15.78      $ 13.89       $ 11.20
                                         -------      -------       -------      -------      -------       -------
INCOME FROM INVESTMENT
   OPERATIONS
   Net investment income ..............     0.41         0.64          0.53         0.58         0.52          0.61
   Net realized and unrealized gain
     (loss) on investments ............     0.39         2.53         (0.85)       (3.79)        2.44          2.90
                                         -------      -------       -------      -------      -------       -------
Total from investment
   operations .........................     0.80         3.17         (0.32)       (3.21)        2.96          3.51
                                         -------      -------       -------      -------      -------       -------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ..............    (0.16)       (0.46)        (0.44)       (0.46)       (0.60)        (0.58)
   Net realized capital gains .........       --        (0.02)        (0.14)       (0.43)       (0.47)        (0.22)
   Return of capital ..................       --           --            --        (0.04)          --         (0.02)
                                         -------      -------       -------      -------      -------       -------
Total distributions ...................    (0.16)       (0.48)        (0.58)       (0.93)       (1.07)        (0.82)
                                         -------      -------       -------      -------      -------       -------
NET ASSET VALUE,
   END OF PERIOD ......................  $ 14.07      $ 13.43        $10.74      $ 11.64       $15.78        $13.89
                                         =======      =======       =======      =======      =======       =======
TOTAL INVESTMENT RETURN 2 .............     6.84%       30.04%        (2.85)%     (20.82)%      22.01%        32.70%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) ...................  $20,721      $21,343       $20,449      $33,239      $41,773       $19,816
   Ratios to average net assets:
     Net investment income ............     7.43% 4      5.42%         4.67%        4.28%        3.87%         5.29%
     Expenses after waivers
        and/or reimbursements .........     1.25% 4      1.25% 3       1.25%        1.25%        1.25%         1.25%
     Expenses before waivers
        and/or reimbursements .........     1.66% 4      1.78% 3       1.86%        1.55%        1.58%         2.28%
   Portfolio turnover rate ............       15%          39%            7%          24%          35%           23%

--------------------------------------------------------------------------------
1    Unaudited.
2    Total return excludes the effect of sales charge.
3    This ratio excludes custody credits.
4    Annualized.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Real Estate Securities Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS



 CLASS B SHARES                      FOR THE SIX
                                    MONTHS ENDED
                                        JUNE 30,                                   FOR THE YEARS ENDED DECEMBER 31,
                                          2001 1         2000          1999         1998         1997          1996
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF PERIOD .................  $13.40       $10.72        $11.60       $15.71       $13.84        $11.18
                                         -------      -------       -------      -------      -------       -------
INCOME FROM INVESTMENT
   OPERATIONS
   Net investment income ...............    0.38         0.53          0.43         0.47         0.42          0.52
   Net realized and unrealized gain
     (loss) on investments .............    0.38         2.54         (0.83)       (3.77)        2.42          2.89
                                         -------      -------       -------      -------      -------       -------
Total from investment
   operations ..........................    0.76         3.07         (0.40)       (3.30)        2.84          3.41
                                         -------      -------       -------      -------      -------       -------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income ...............   (0.13)       (0.37)        (0.34)       (0.34)       (0.50)        (0.51)
   Net realized capital gains ..........      --        (0.02)        (0.14)       (0.43)       (0.47)        (0.22)
   Return of capital ...................      --           --            --        (0.04)       --            (0.02)
                                         -------      -------       -------      -------      -------       -------
   Total distributions .................   (0.13)       (0.39)        (0.48)       (0.81)       (0.97)        (0.75)
                                         -------      -------       -------      -------      -------       -------
NET ASSET VALUE,
   END OF PERIOD .......................  $14.03       $13.40        $10.72       $11.60       $15.71        $13.84
                                         =======      =======       =======      =======      =======       =======
TOTAL INVESTMENT RETURN2 ...............    6.42%       29.01%        (3.50)%     (21.39)%      21.11%        31.67%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) ....................  $6,772       $6,771        $4,725       $7,641       $9,799        $5,295
   Ratios to average net assets:
     Net investment income .............    6.68% 4      4.72%         3.89%        3.48%        3.12%         4.46%
     Expenses after waivers
        and/or reimbursements ..........    2.00% 4      2.00% 3       2.00%        2.00%        2.00%         2.00%
     Expenses before waivers
        and/or reimbursements ..........    2.41% 4      2.53% 3       2.61%        2.30%        2.33%         3.03%
   Portfolio turnover rate .............      15%          39%            7%          24%          35%           23%

--------------------------------------------------------------------------------
1    Unaudited.
2    Total return excludes the effect of sales charge.
3    This ratio excludes custody credits.
4    Annualized.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Real Estate Securities Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


 INSTITUTIONAL CLASS                                                                                 FOR THE PERIOD
                                       FOR THE SIX                                                 MARCH 31, 1997 2
                                      MONTHS ENDED                                                          THROUGH
                                          JUNE 30,            FOR THE YEARS ENDED DECEMBER 31,         DECEMBER 31,
                                            2001 1          2000           1999           1998                 1997
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE,
   BEGINNING OF PERIOD ...................  $13.50        $10.84         $11.74          $15.91              $14.19
                                            ------        ------         ------          ------              ------
INCOME FROM INVESTMENT
   OPERATIONS
   Net investment income .................    0.41          0.63 3         0.58            0.58                0.47
   Net realized and unrealized gain
     (loss) on investments ...............    0.40          2.54          (0.87)          (3.78)               2.14
                                            ------        ------         ------          ------              ------
Total from investment
   operations ............................    0.81          3.17          (0.29)          (3.20)               2.61
                                            ------        ------         ------          ------              ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .................   (0.17)        (0.49)         (0.47)          (0.50)              (0.42)
   Net realized capital gains ............      --         (0.02)         (0.14)          (0.43)              (0.47)
   Return of capital .....................      --            --             --           (0.04)                 --
                                            ------        ------         ------          ------              ------
Total distributions ......................   (0.17)        (0.51)         (0.61)          (0.97)              (0.89)
                                            ------        ------         ------          ------              ------
NET ASSET VALUE,
   END OF PERIOD .........................  $14.14        $13.50         $10.84          $11.74              $15.91
                                            ======        ======         ======          ======              ======
TOTAL INVESTMENT RETURN ..................    6.92%        29.79%         (2.56)%        (20.64)%             18.84%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) ......................   $  32         $  30         $  585          $  582              $  288
   Ratios to average net assets:
     Net investment income ...............    7.68% 4       5.37%          5.18%           4.73%               4.30% 4
     Expenses after waivers
        and/or reimbursements ............    1.00% 4       1.00% 5         1.00%          1.00%               1.00% 4
     Expenses before waivers
        and/or reimbursements ............    1.41% 4       1.53% 5         1.61%          1.28%               1.39% 4
   Portfolio turnover rate ...............      15%           39%             7%             24%                 35%

--------------------------------------------------------------------------------
1    Unaudited.
2    Commencement of operations.
3 Per share net investment income is calculated using the average shares method for the fiscal year 2000.
4    Annualized.
5    This ratio excludes custody credits.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Real Estate Securities Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES.
A. ORGANIZATION
Real Estate Securities Fund, Inc. (the 'Fund'), which was organized as a Maryland Corporation on May 2, 1994, and began operations January 3, 1995, is registered under the Investment Company Act of 1940, as amended, (the '1940 Act') as a diversified, open-end management investment company. The Fund seeks total return primarily through investments in common stocks of companies that are principally engaged in the real estate industry.

The Fund consists of three active share classes: Class A Shares and Class B Shares, which both began operations January 3, 1995, and Institutional Class, which began operations March 31, 1997.

The Class A and Class B Shares are subject to different sales charges. The Class A Shares have a front-end sales charge and the Class B Shares have a contingent deferred sales charge. In addition the Class A Shares have a different distribution fee than the Class B Shares. The Institutional Class have neither a sales charge nor a distribution fee.

B. VALUATION OF SECURITIES
The Fund values portfolio securities that are primarily traded on a national exchange by using the last sale price reported for the day. If there are no sales or the security is not traded on a listed exchange, the Fund values the security at the average of the last bid and asked prices in the over-the-counter market. When a market quotation is not readily available, or may be unreliable, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. At June 30, 2001, there was one security fair valued at $179,500, representing less than 1.0% of the net assets of the Fund.

C. SECURITIES TRANSACTIONS, INVESTMENT INCOME AND OTHER
Securities transactions are accounted for on a trade date basis. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Expenses are recorded as incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis. Income, gains and common expenses are allocated to each class based on its respective net assets. Class specific expenses are charged directly to each class.

Real Estate Investment Trusts ('REITs') provide the majority of the dividend income that the Fund records. For income tax purposes, a portion of these dividends may consist of capital gains and return of capital. For financial reporting purposes, the Fund records these dividends as dividend income and records the investment in the REIT at market value.

D. DISTRIBUTIONS
It is the Fund's policy to declare and distribute dividends monthly to shareholders from net investment income. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund are made at least annually to the extent they exceed capital loss carryforwards.

E. REPURCHASE AGREEMENTS
The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the seller agrees to repurchase at a set time and price. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is adequate to cover the agreement if the broker defaults. The Fund's access to the collateral may be delayed or limited if the broker defaults and the value of the collateral declines or if the broker enters into an insolvency proceeding.

F. FEDERAL INCOME TAXES
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required in the financial statements.


--------------------------------------------------------------------------------

Real Estate Securities Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

The Fund may periodically make reclassifications among certain of its capital accounts as a result of differences in the characterization and allocation of certain income and capital gain distributions determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States.

G. ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2--FEES AND TRANSACTIONS
        WITH AFFILIATES
Investment Company Capital Corp. ('ICCC'), an indirect wholly owned subsidiary of Deutsche Bank AG, is the Fund's investment advisor. As compensation for its advisory services, the Fund pays ICCC an annual fee based on the Fund's average daily net assets which is calculated daily and paid monthly at the following annual rates: 0.65% of the first $100 million, 0.55% of the next $100 million, 0.50% of the next $100 million and 0.45% of the amount over $300 million.

ICCC has contractually agreed to waive its fees and reimburse expenses of the Fund, to the extent necessary, to limit Fund expenses to 1.25% of the Class
A Shares' average daily net assets, 2.00% of the Class B Shares' average daily net assets and 1.00% of the Institutional Class' average daily net assets. This agreement will continue until at least April 30, 2002 and may be extended.

LaSalle Investment Management (Securities), L.P. ('LaSalle') is the Fund's sub-advisor. As compensation for its sub-advisory services, ICCC pays LaSalle a fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the following annual rates:0.40% of the first $100 million, 0.35% of the next $100 million, 0.30% of the next $100 million and 0.25% of the amount over $300 million. LaSalle has contractually agreed to waive its fees in proportion to any fee waivers by ICCC.

ICCC also provides accounting services to the Fund for which the Fund pays ICCC an annual fee that is calculated daily based upon its average daily net assets and paid monthly.

ICCC also provides transfer agency services for the Fund for which the Fund pays ICCC a per account fee that is calculated and paid monthly.

Certain officers and directors of the Fund are also officers or directors of the Fund's investment advisor. These persons are not paid by the Fund for serving in these capacities.

ICC Distributors, Inc. ('ICCD'), a non-affiliated entity, provides distribution services to the Fund for which ICCD is paid an annual fee, pursuant to Rule 12b-1, that is calculated daily and paid monthly. The fee is paid at the annual rate to0.25% of the Class A Shares' average daily net assets and 0.75% of the Class B Shares average daily net assets. Class B Shares also are subject to a 0.25% shareholder servicing fee. No distribution fees are charged to the Institutional Class.

Bankers Trust Company, an affiliate of ICCC, provides custody services to the Fund for which the Fund pays Bankers Trust an annual fee.

The Fund participates along with other former Flag Investors Funds in a retirement plan (the Plan) for eligible Directors. On February 12, 2001, the Board of Directors of the Fund, as well as each fund participating in the Plan, voted to amend the Plan effective December 31, 2000. The amendments provide that no further benefits would accrue to any current or future Directors and include a one-time payment of benefits accrued under the Plan to Directors as calculated based on certain actuarial assumptions. At each Director's election, this one-time payment could be transferred into the Director's Deferred Compensation Plan or be paid to them in a lump sum cash distribution. Two retired directors will continue to receive benefits under the provisions of the Plan. The actuarially computed pension expense allocated to the Fund for the year ended June 30, 2001 was $38 and the accrued liability was $2,087.


--------------------------------------------------------------------------------

Real Estate Securities Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 3--CAPITAL SHARE TRANSACTIONS
The Fund is authorized to issue up to 30 million shares of $.001 par value capital stock (7 million Class A Shares, 2 million Class B Shares, 15 million Class C Shares, 5 million Institutional Class and 1 million undesignated). Transactions in capital shares were as follows:

                                                  Class A Shares
               -------------------------------------------------
              For the Six Months Ended        For the Year Ended
                       June 30, 2001 1         December 31, 2000
               -----------------------   -----------------------
                 Shares         Amount     Shares         Amount
               --------    -----------   --------    -----------
Sold             25,729    $   338,610    298,813    $ 3,743,291
Reinvested       23,427        309,976     59,887        703,132
Redeemed       (165,744)    (2,183,362)  (673,316)    (8,039,286)
               --------    -----------   --------    -----------
Net decrease   (116,588)   $(1,534,776)  (314,616)   $(3,592,863)
               ========    ===========   ========    ===========

                                                  Class B Shares
               -------------------------------------------------
              For the Six Months Ended        For the Year Ended
                       June 30, 2001 1         December 31, 2000
               -----------------------   -----------------------
                 Shares         Amount     Shares         Amount
               --------    -----------   --------    -----------
Sold             69,605    $   910,213    194,092    $ 2,378,917
Reinvested        5,338         70,470     11,282        133,040
Redeemed        (97,720)    (1,276,412)  (140,866)    (1,617,968)
               --------    -----------   --------    -----------
Net increase
  (decrease)    (22,777)   $  (295,729)    64,508    $   893,989
               ========    ===========   ========    ===========


                                             Institutional Class
               ---------------------------------------------------
              For the Six Months Ended        For the Year Ended
                       June 30, 2001 1         December 31, 2000
               -----------------------   -----------------------
                 Shares         Amount     Shares         Amount
               --------         ------    -------      ---------
Sold                 --         $   --        297      $   3,305
Reinvested           --             --      1,829         21,679
Redeemed             --             --    (53,807)      (678,965)
               --------         ------    -------      ---------
Net decrease         --         $   --    (51,681)     $(653,981)
               ========         ======    =======      =========


--------------------------------------------------------------------------------
1    Unaudited.

NOTE 4--PURCHASES AND SALES OF
        INVESTMENT SECURITIES
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the period ended June 30, 2001, were $3,381,466 and $4,654,409, respectively.

For federal income tax purposes, the tax basis of investments at cost held at June 30, 2001 was $25,034,909. The aggregate gross unrealized appreciation for all investments at June 30, 2001, was $3,476,212 and the aggregate gross unrealized depreciation for all investments was $991,602.

NOTE 5--CAPITAL LOSSES
At December 31, 2000, capital loss carryforwards available as a reduction against future net realized capital gains consisted of $3,764,161 which will expire in December 2008.

NOTE 6--ADDITIONAL INFORMATION
On May 7, 2001, the name of the 'Flag Investors' family of mutual funds was changed to 'Deutsche Asset Management.' As a result, this change affected the name of the Fund and resulted in modifications to the presentation of the Fund's periodic reports.


--------------------------------------------------------------------------------

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


                      [THIS PAGE INTENTIONALLY LEFT BLANK]

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to:
                                    DEUTSCHE ASSET MANAGEMENT SERVICE CENTER
                                    PO BOX 219210
                                    KANSAS CITY, MO 64121-9210
or call toll-free:                  1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, Deutsche Banc Alex. Brown Inc., Deutsche Asset Management, Inc., and Deutsche Asset Management Investment Services Limited.


Real Estate Securities Fund
   Class A Shares                                               CUSIP #75600Q108
   Class B Shares                                               CUSIP #75600Q207
   Institutional Class                                          CUSIP #75600Q306
                                                                BDRESA (8/01)

Distributed by:
ICC Distributors, Inc.